Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact: John Asher
(502) 636-4586 (office)
(502) 494-3626 (mobile)
John.Asher@KyDerby.com

CHURCHILL DOWNS INCORPORATED REPORTS

2011 FOURTH-QUARTER AND YEAR-END RESULTS

•	Fourth Quarter 2011
o	Record revenue of $149.3 million up 9% over fourth quarter 2010
o	Record EBITDA of $19.6 million up 144% over fourth quarter 2010
o	Record earnings from continuing operations per diluted common share of $0.25 versus a loss of $0.26 in fourth quarter 2010
•	Full-Year 2011
o	Record revenue of $696.9 million up 19% over 2010
o	Record EBITDA of $158.7 million up 97% over 2010
o	Record earnings from continuing operations per diluted common share of $3.55 up 182% over 2010

LOUISVILLE, Ky. (Monday, March 12, 2012) – Churchill Downs Incorporated (“CDI” or “the Company”) (NASDAQ: CHDN) today reported business results for the fourth quarter and year ended Dec. 31, 2011.

2011 Fourth-Quarter Results of Operations:

During the fourth quarter of 2011, CDI grew net revenues from continuing operations to $149.3 million, an increase of nine percent from net revenues of $137.2 million recorded during the prior year’s period. CDI’s fourth-quarter EBITDA (earnings before interest, taxes, depreciation and amortization) more than doubled to $19.6 million. The year-over-year growth in EBITDA during the quarter was driven by the performance of the Company’s Gaming and Online Business segments. Revenues of the Gaming Business segment increased 37% while EBITDA increased 52%. Revenues of the Online Business segment increased 18% while EBITDA more than tripled to $9.1 million from $2.8 million in the prior year’s fourth quarter. EBITDA of the Company’s Racing Business showed a loss of $3.3 million compared to a loss of $2.7 million in the fourth quarter of 2010.

Churchill Downs Incorporated Reports 2011 Fourth-Quarter and Year-End Results

Monday, March 12, 2012

Net earnings from continuing operations set a fourth-quarter record of $4.3 million, or $0.25 per diluted common share, versus a net loss from continuing operations of $4.3 million, or a net loss of $0.26 per diluted common share, during the final quarter of 2010.

2011 Year-End Results of Operations:

Net revenues from continuing operations for 2011 climbed to $696.9 million, a 19-percent increase from prior-year. The growth in net revenues was due principally to the continued expansion of the Company’s Gaming and Online Businesses, including the effects of the 2010 acquisitions of Youbet.com LLC (“Youbet”) and Harlow’s Casino Resort & Hotel (“Harlow’s”).

Calder Casino, which opened on Jan. 20, 2010, increased total revenues by $17.6 million compared to its 2010 results. Calder Casino’s improved performance was due, in part, to a new marketing strategy executed during 2011, along with the effect of having a full year of operations in 2011.

Revenues generated by CDI’s Online Business increased $44.0 million in 2011 compared to the previous year, primarily reflecting the acquisition of Youbet during the second quarter of 2010, and the five additional months of Youbet operations that were included in CDI’s 2011 results.

Revenues from the Company’s Racing Business segment declined three percent in 2011.

EBITDA for the year nearly doubled to $158.7 million from the $80.4 million recorded in 2010. Gaming EBITDA increased $28.5 million as CDI benefitted from the acquisition of Harlow’s during December 2010. Harlow’s generated $17.5 million of EBITDA during 2011, despite closing for twenty-five days in May due to the Mississippi River flooding, compared to $1.2 million in the prior year. Additionally, Calder Casino generated EBITDA of $13.7 million, versus $3.7 million of EBITDA in the prior year. Fair Grounds Slots and VSI EBITDA increased $2.2 million to $25.8 million during 2011 primarily reflecting operating efficiencies at our video poker locations compared to the same period of 2010.

Online Business EBITDA increased $20.5 million primarily due to merger-related cost synergies realized by the Company during 2011 as well as an additional five months of Youbet operations during 2011.

Racing Operations EBITDA increased $27.8 million over the previous year, primarily reflecting the release of Illinois Horse Racing Equity Trust Fund proceeds with a net favorable impact of $19.3 million on EBITDA during 2011. In addition, Racing Operations benefitted from the increased profitability of Kentucky Oaks and Derby week, which contributed an additional $6.4 million in EBITDA during 2011.

Net earnings from continuing operations for 2011 were $60.8 million, or $3.55 per diluted common share, compared to net earnings from continuing operations of $19.6 million, or $1.26 per diluted common share, in 2010.

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Churchill Downs Incorporated Reports 2011 Fourth-Quarter and Year-End Results

Monday, March 12, 2012

Finally, the Company benefitted from favorable comparisons to the prior year, which included legal and development expenses of $4.2 million and reorganization charges of $3.4 million during 2010 related to our acquisitions of Harlow’s and Youbet.

CDI Chairman and Chief Executive Officer Robert L. Evans said: “All of us at CDI are proud of the Company’s performance in 2011. The record financial results in the fourth quarter and for the entire year; our strong cash flows that enabled us to reduce long-term debt by $137.5 million, from $265.1 million at year-end 2010 to $127.6 million at year-end 2011; the 20% increase in our annual dividend to shareholders, from $0.50 per share to $0.60 per share; and the 20.1% increase in our stock price, from $43.40 at year-end 2010 to $52.13 at year-end 2011, all reflect the strategy we have developed and executed over the last several years. As we look toward 2012, we hope to put in place the growth drivers that will enable the Company to continue its success in the future.”

A conference call regarding this news release is scheduled for Tuesday, March 13, 2012, at 9 a.m. EDT. Investors and other interested parties may listen to the teleconference by accessing the online, real-time webcast of the call at http://ir.churchilldownsincorporated.com/events.cfm or by dialing (877) 372-0878 and entering the conference ID number 44275812 at least 10 minutes before the appointed time. International callers should dial (253) 237-1169. An online replay of the webcast will be available by noon EDT in the “Investors” section the Company’s website at http://ir.churchilldownsincorporated.com/events.cfm. A copy of the CDI news release announcing quarterly results and relevant financial and statistical information abut the period will be accessible at www.churchilldownsincorporated.com.

In addition to the results provided in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), CDI has provided a non-GAAP measurement, which presents a financial measure of earnings before interest, taxes, depreciation and amortization (“EBITDA”). CDI uses EBITDA as a key performance measure of results of operations for purposes of evaluating performance internally. CDI believes the use of this measure enables management and investors to evaluate and compare, from period to period, CDI’s operating performance in a meaningful and consistent manner. This non-GAAP measurement is not intended to replace the presentation of CDI’s financial results in accordance with GAAP. A reconciliation of EBITDA to net earnings is included in the Supplemental Information by Operating Unit table within this news release.

Information set forth in this news release contains various “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The Private Securities Litigation Reform Act of 1995 (the “Reform Act”) provides certain “safe harbor” provisions for forward-looking statements. All forward-looking statements made in this news release are made pursuant to the Reform Act. The reader is cautioned that such forward-looking statements are based on information available at the time and/or management’s good faith belief with respect to future events, and are subject to risks and uncertainties that could cause actual performance or results to differ materially from those expressed in the statements. Forward-looking statements speak only as of the date the statement was made. The Company assumes no obligation to update forward-looking information to reflect actual results, changes in assumptions or changes in other factors affecting forward-looking information. Forward-looking statements are typically identified by the use of terms such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,”

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Churchill Downs Incorporated Reports 2011 Fourth-Quarter and Year-End Results

Monday, March 12, 2012

“predict,” “project,” “should,” “will,” and similar words, although some forward-looking statements are expressed differently. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable, management can give no assurance that such expectations will prove to be correct. Important factors that could cause actual results to differ materially from expectations include those factors described in Item 1, “Risk Factors,” within the Company’s Annual Report on Form 10-K.

Readers should review this news release with the financial statements in conjunction with other financial information included in the Company’s Annual Report on Form 10-K. The Company’s significant accounting polices are described in Note 1 to the Consolidated Financial Statements included in Item 8 of this Annual Report on Form 10-K.

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Churchill Downs Incorporated Reports 2010 Fourth-Quarter and Year-End Results

Monday, March 12, 2012

CHURCHILL DOWNS INCORPORATED

CONDENSED, CONSOLIDATED STATEMENTS OF NET EARNINGS

For the three months ended December 31, 2011, and 2010

(in thousands, except per common share data)

	Three Months Ended December 31,
	2011	2010	% Change
Net revenues
Racing	$51,898	$59,743	(13)
Gaming	52,161	38,010	37
Online	40,072	34,033	18
Other	5,134	5,455	(6)

	149,265	137,241	9
Operating expenses
Racing	56,103	61,612	(9)
Gaming	39,185	29,444	33
Online	27,443	26,256	5
Other	6,147	5,701	8
Selling, general and administrative expenses	14,086	18,496	(24)

Operating income (loss)	6,301	(4,268)	F

Other income (expense):
Interest income	228	27	F
Interest expense	(1,427)	(1,875)	(24)
Equity in loss of unconsolidated investments	(690)	(255)	U
Miscellaneous, net	94	411	(77)

	(1,795)	(1,692)	(6)

Earnings (loss) from continuing operations before benefit for income taxes	4,506	(5,960)	F
Income tax (provision) benefit	(235)	1,692	U

Net earnings (loss) from continuing operations	4,271	(4,268)	F
Discontinued operations, net of income taxes:
Loss from operations	(62)	(101)	(39)
Gain on sale of assets	3,404	2,475	38

Net earnings (loss)	$7,613	$(1,894)	F

Net earnings (loss) per common share data:
Basic
Net earnings (loss) from continuing operations	$0.25	$(0.26)	F
Discontinued operations	0.20	0.14	43

Net earnings (loss)	$0.45	$(0.12)	F

Diluted
Net earnings (loss) from continuing operations	$0.25	$(0.26)	F
Discontinued operations	0.19	0.14	36

Net earnings (loss)	$0.44	$(0.12)	F

Weighted average shares outstanding:
Basic	17,042	16,341
Diluted	17,200	16,341

NM: Not meaningful                U: > 100% unfavorable            F: > 100% favorable

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Churchill Downs Incorporated Reports 2010 Fourth-Quarter and Year-End Results

Monday, March 12, 2012

CHURCHILL DOWNS INCORPORATED

CONDENSED, CONSOLIDATED STATEMENTS OF NET EARNINGS

For the years ended December 31, 2011, and 2010

(in thousands, except per common share data)

	Year Ended December 31,
	2011	2010	% Change
Net revenues
Racing	$298,270	$307,544	(3)
Gaming	212,629	142,273	49
Online	165,416	121,407	36
Other	20,539	14,121	45

	696,854	585,345	19
Operating expenses
Racing	257,459	271,530	(5)
Gaming	157,875	117,946	34
Online	113,243	88,206	28
Other	22,738	13,663	66
Selling, general and administrative expenses	64,529	62,434	3

Operating income	81,010	31,566	F
Other income (expense):
Interest income	468	185	F
Interest expense	(8,924)	(6,179)	44
Equity in loss of unconsolidated investments	(1,113)	(571)	95
Miscellaneous, net	23,643	2,897	F

	14,074	(3,668)	F

Earnings from continuing operations before benefit for income taxes	95,084	27,898	F
Income tax provision	(34,289)	(8,341)	U

Net earnings from continuing operations	60,795	19,557	F
Discontinued operations, net of income taxes:
Loss from operations	(1)	(5,827)	F
Gain on sale of assets	3,561	2,623	36

Net earnings	$64,355	$16,353	F

Net earnings per common share data:
Basic
Net earnings from continuing operations	$3.59	$1.27	F
Discontinued operations	0.21	(0.21)	F

Net earnings	$3.80	$1.06	F

Diluted
Net earnings from continuing operations	$3.55	$1.26	F
Discontinued operations	0.21	(0.21)	F

Net earnings	$3.76	$1.05	F

Weighted average shares outstanding:
Basic	16,638	15,186
Diluted	17,125	15,666

NM: Not meaningful U: > 100% unfavorable F: > 100% favorable

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Churchill Downs Incorporated Reports 2010 Fourth-Quarter and Year-End Results

Monday, March 12, 2012

CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

For the three months ended December 31, 2011, and 2010

(in thousands, except per common share data)

	Three Months Ended December 31,
	2011	2010	% Change
Net revenues from external customers:
Churchill Downs	$17,164	$17,757	(3)
Arlington Park	7,421	7,856	(6)
Calder	16,962	23,287	(27)
Fair Grounds	10,351	10,842	(5)

Total Racing Operations	51,898	59,742	(13)
Calder Casino	20,245	16,363	24
Fair Grounds Slots	10,043	10,453	(4)
VSI	8,486	8,535	(1)
Harlow’s Casino	13,387	2,659	F

Total Gaming	52,161	38,010	37
Online Business	40,072	34,032	18
Other Investments	5,070	5,382	(6)
Corporate	64	75	(15)

Net revenues from external customers	$149,265	$137,241	9

Intercompany net revenues:
Churchill Downs	$1,095	$977	12
Arlington Park	565	467	21
Calder	1,178	944	25
Fair Grounds	365	382	(4)

Total Racing Operations	3,203	2,770	16
Online Business	185	143	29
Other Investments	1,282	1,018	26
Eliminations	(4,670)	(3,931)	19

Intercompany net revenues	$—	$—

Segment EBITDA and net earnings (loss):
Racing Operations	$(3,266)	$(2,689)	(21)
Online Business	9,069	2,759	F
Gaming	13,529	8,926	52
Other Investments	260	1,001	(74)
Corporate	(36)	(1,995)	98

Total EBITDA	19,556	8,002	F
Depreciation and amortization	(13,851)	(12,114)	14
Interest (expense) income, net	(1,199)	(1,848)	35
Income tax (provision) benefit	(235)	1,692	U

Net earnings (loss) from continuing operations	4,271	(4,268)	F
Discontinued operations, net of income taxes	3,342	2,374	41

Net earnings (loss)	$7,613	$(1,894)	F

NM: Not meaningful U: > 100% unfavorable F: > 100% favorable

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Churchill Downs Incorporated Reports 2010 Fourth-Quarter and Year-End Results

Monday, March 12, 2012

CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

For the years ended December 31, 2011, and 2010

(in thousands, except per common share data)

	Year Ended December 31,
	2011	2010	% Change
Net revenues from external customers:
Churchill Downs	$121,236	$118,366	2
Arlington Park	69,694	71,851	(3)
Calder	62,715	71,302	(12)
Fair Grounds	44,625	46,025	(3)

Total Racing Operations	298,270	307,544	(3)
Calder Casino	82,819	65,211	27
Fair Grounds Slots	41,553	40,432	3
VSI	35,052	33,971	3
Harlow’s Casino	53,205	2,659	F

Total Gaming	212,629	142,273	49
Online Business	165,416	121,407	36
Other Investments	20,213	13,980	45
Corporate	326	141	F

Net revenues from external customers	$696,854	$585,345	19

Intercompany net revenues:
Churchill Downs	$5,088	$3,850	32
Arlington Park	3,725	3,009	24
Calder	2,307	1,875	23
Fair Grounds	1,164	968	20

Total Racing Operations	12,284	9,702	27
Online Business	786	676	16
Other Investments	4,182	2,622	59
Eliminations	(17,252)	(13,000)	(33)

Intercompany net revenues	$—	$—	—

Segment EBITDA and net earnings:
Racing Operations	$62,957	$35,131	79
Online Business	37,740	17,226	F
Gaming	57,008	28,462	F
Other Investments	2,370	3,920	(40)
Corporate	(1,365)	(4,323)	68

Total EBITDA	158,710	80,416	97
Depreciation and amortization	(55,170)	(46,524)	19
Interest (expense) income, net	(8,456)	(5,994)	41
Income tax provision	(34,289)	(8,341)	U

Net earnings from continuing operations	60,795	19,557	F
Discontinued operations, net of income taxes	3,560	(3,204)	F

Net earnings	$64,355	$16,353	F

NM: Not meaningful                 U: > 100% unfavorable                 F: > 100% favorable

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Churchill Downs Incorporated Reports 2010 Fourth-Quarter and Year-End Results

Monday, March 12, 2012

CHURCHILL DOWNS INCORPORATED

SUPPLEMENTAL INFORMATION BY OPERATING UNIT

For the years ended December 31, 2011, and 2010

(in thousands, except per common share data)

	Three Months Ended December 31,		Change
	2011	2010	$	%
Management fee expense (income):
Racing Operations	$2,377	$3,343	$(966)	(29)
Gaming	2,137	1,645	492	30
Online Business	1,652	1,699	(47)	(3)
Other Investments	(91)	299	(390)	F
Corporate Income	(6,075)	(6,986)	911	(13)

Total management fees	$—	$—	$—

	Year Ended December 31,		Change
	2011	2010	$	%
Management fee expense (income):
Racing Operations	$11,197	$12,490	$(1,293)	(10)
Gaming	7,677	4,767	2,910	61
Online Business	6,001	4,984	1,017	20
Other Investments	860	686	174	25
Corporate Income	(25,735)	(22,927)	(2,808)	12

Total management fees	$—	$—	$—

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Churchill Downs Incorporated Reports 2010 Fourth-Quarter and Year-End Results

Monday, March 12, 2012

CHURCHILL DOWNS INCORPORATED

CONDENSED, CONSOLIDATED STATEMENT OF CASH FLOWS

For the year ended December 31, 2011, and 2010

(in thousands)

	2011	2010
Cash flows from operating activities:
Net earnings	$64,355	$16,353
Adjustments to reconcile net earnings to net cash provided by operating activities:
Depreciation and amortization	55,170	46,524
Asset impairment loss	694	1,598
Gain on sale of business	(271)	(4,175)
Equity in loss of unconsolidated investments	1,113	571
Loss on sale of assets	52	371
Unrealized gain on derivative instruments	(3,096)	(817)
Share-based compensation	5,531	4,802
Deferred tax provision (benefit)	14,097	8,634
Other	2,489	1,473
Increase (decrease) in cash resulting from changes in operating assets and liabilities, net of business acquisitions and dispositions:
Restricted cash	18,342	(20,338)
Accounts receivable	(407)	290
Other current assets	3,235	112
Income taxes	7,995	(12,729)
Accounts payable	14,447	1,834
Purses payable	7,301	(92)
Accrued expenses	2,441	4,963
Deferred revenue	(36,859)	11,379
Other assets and liabilities	16,549	(896)

Net cash provided by operating activities	173,178	59,857

Cash flows from investing activities:
Acquisition of businesses, net of cash acquired	—	(169,665)
Additions to property and equipment	(22,667)	(61,952)
Purchases of minority investments	(1,189)	(450)
Acquisition of gaming license	(2,250)	(2,750)
Proceeds on sale of property and equipment	55	57
Change in deposit wagering asset	(1,010)	(181)

Net cash used in investing activities	(27,061)	(234,941)

Cash flows from financing activities:
Borrowings on bank line of credit	320,181	442,758
Repayments of bank line of credit	(457,736)	(248,773)
Change in deposit wagering liability	802	139
Change in book overdraft	(188)	1,922
Payments of dividends	(8,165)	(6,777)
Windfall (shortfall) tax provision from share-based compensation	151	(126)
Loan origination fees	(155)	(421)
Repurchase of common stock	(1,308)	(944)
Common stock issued	725	564

Net cash (used in) provided by financing activities	(145,693)	188,342

Net increase in cash and cash equivalents	424	13,258
Cash and cash equivalents, beginning of year	26,901	13,643

Cash and cash equivalents, end of year	$27,325	$26,901

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Churchill Downs Incorporated Reports 2010 Fourth-Quarter and Year-End Results

Monday, March 12, 2012

CHURCHILL DOWNS INCORPORATED

CONDENSED, CONSOLIDATED BALANCE SHEETS

(in thousands)

	December 31,	December 31,
	2011	2010
ASSETS
Current assets:
Cash and cash equivalents	$27,325	$26,901
Restricted cash	44,559	61,891
Accounts receivable, net	49,773	33,307
Deferred income taxes	8,727	16,136
Income taxes receivable	3,679	11,674
Other current assets	10,399	20,086

Total current assets	144,462	169,995
Property and equipment, net	477,356	507,476
Goodwill	213,712	214,528
Other intangible assets, net	103,827	113,436
Other assets	8,665	12,284

Total assets	$948,022	$1,017,719

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$56,514	$45,768
Bank overdraft	5,473	5,660
Purses payable	20,066	12,265
Accrued expenses	47,816	51,689
Dividends payable	10,110	8,165
Deferred revenue	33,472	24,512
Deferred riverboat subsidy	—	40,492

Total current liabilities	173,451	188,551
Long-term debt	127,563	265,117
Convertible note payable, related party	—	15,075
Other liabilities	29,542	17,775
Deferred revenue	17,884	15,556
Deferred income taxes	15,552	9,431

Total liabilities	363,992	511,505
Commitments and contingencies
Shareholders’ equity:
Preferred stock, no par value; 250 shares authorized; no shares issued	—	—
Common stock, no par value; 50,000 shares authorized; 17,178 shares and 16,571 shares issued at December 31, 2011 and 2010, respectively	260,199	236,503
Retained earnings	323,831	269,711

Total shareholders’ equity	584,030	506,214

Total liabilities and shareholders’ equity	$948,022	$1,017,719

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